Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes
Note 21 - Income Taxes

A.	Tax under various laws

The Company and its subsidiaries are assessed for tax purposes on a separate basis. Each of the subsidiaries is subject to the tax rules prevailing in the country of incorporation.

B.	Details regarding the tax environment of the Israeli companies

(1)	Corporate tax rate

Presented hereunder are the tax rates relevant to the Company in Israel for the years 2011-2013:

2011 - 24%
2012 - 25%
2013 - 25%

On August 5, 2013 the Knesset passed the Law for Changes in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) - 2013, by which, inter alia, the corporate tax rate would be raised by 1.5% to a rate of 26.5% as from 2014.

Current taxes for the reported periods are calculated according to the tax rates presented above, subject to the benefit under the Law for the Encouragement of Capital Investment.

(2)	Benefits under the Law for the Encouragement of Capital Investments (hereinafter - "the Encouragement Law")

(a)           Beneficiary enterprise

An industrial enterprise of the Company and a certain subsidiary were granted "Beneficiary Enterprise" status in accordance with the Encouragement Law. The Company has chosen 2005 and 2010 as the years of election.

The income generated by the "Beneficiary Enterprise" is exempt from tax over a period of up to 10 years beginning with the year in which the Company first had taxable income and subject to the years of election (limited to the earlier of a maximum period of 12 years from the year of election). The tax benefit period of the beneficiary enterprise that commenced operations in 2005 and 2007 will end in 2014 and 2016, respectively, whereas the benefit period of the beneficiary enterprise that commenced operations in 2010 will end in 2021. The benefits are contingent upon compliance with the terms of the Encouragement Law, such provisions generally require that at least 25% of the Beneficiary Enterprise's income will derive from export. The Company is currently in compliance with these terms.

A company having a beneficiary enterprise that distributes a dividend from exempt income, will be required in the tax year of the dividend distribution to pay income tax on the amount of the dividend distributed at the tax rate that would have been applicable to it in the year the income was produced if it had not been exempt from tax.

(b)	Amendment to the Law for the Encouragement of Capital Investments - 1959

On December 29, 2010 the Knesset approved the Economic Policy Law for 2011-2012, which includes an amendment to the Law for the Encouragement of Capital Investments - 1959 (hereinafter - "the Amendment"). Companies could choose not to be included in the scope of the Amendment to the Encouragement Law and to stay in the scope of the law before its amendment until the end of the benefits period of its approved/beneficiary enterprise. The Company has decided not to be included in the scope of the Amendment in respect of its applicable benefit programs.

On August 5, 2013 the Knesset passed the Law for Changes in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) - 2013, which determined that as of 2014 tax year the tax rate on preferred income will be 9% for Development Area A and 16% for the rest of the country.

(c)
The Company intends to indefinitely reinvest the amount of its tax-exempt income and not distribute any amounts of its undistributed tax exempt income as dividend. Accordingly, no deferred tax liabilities have been provided on income attributable to the Company's Approved and Beneficiating Enterprise Programs.

Out of Camtek's retained earnings as of December 31, 2013 approximately $20,600 are tax-exempt earnings attributable to its Approved Enterprise and approximately $9,400 are tax-exempt earnings attributable to its Beneficiating Enterprise. The tax-exempt income attributable to the Approved and Beneficiating Enterprises cannot be distributed to shareholders without subjecting the Company to taxes. If these retained tax-exempt profits are distributed, the Company would be taxed at the reduced corporate tax rate applicable to such profits (currently - 25% pursuant to the implementation of the Investment Law). According to the Amendment, tax-exempt income generated under the Beneficiating Enterprise will be taxed upon dividend distribution or complete liquidation, whereas tax exempt income generated under the Approved Enterprise will be taxed only upon dividend distribution (but not upon complete liquidation, as the tax liability will be incurred by the shareholders).\

As of December 31, 2013, if the income attributed to the Approved Enterprise was distributed as dividend, the Company would incur a tax liability of approximately $5,200 million. If income attributed to the Beneficiary Enterprise was distributed as dividend, or upon liquidation, the Company would incur a tax liability in the amount of approximately $2,300 million. These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

C.	Details regarding the tax environment of the Non Israeli companies

Non Israeli subsidiaries are taxed according to the tax laws in their countries of residence as reported in their statutory financial statement prepared under local accounting regulations.

The subsidiaries in China were entitled to 50% tax reduction from the standard tax rate of 25% for a period of time. The tax rate for both Chinese subsidiaries in 2011 was 12%-12.5%. The tax holidays ended in 2012 for Camtek Electronic Technology ("CET") and ended in 2013 for Camtek Imaging Technology ("CIT").

As of December 31, 2013, Camtek has not provided for income taxes on the undistributed earnings of approximately $14,362 of two of its major foreign subsidiaries since these earnings are intended to be indefinitely reinvested. A deferred tax liability will be recognized when the Company no longer demonstrates that it plans to indefinitely reinvest these undistributed earnings. It is not practicable to estimate the amount of additional taxes that might be payable on such undistributed earnings. The Company's management has determined not to distribute any amounts of its undistributed income as a dividend if such distribution would result in a tax liability.

D.	Composition of income (loss) before income taxes and income tax expense (benefit)

	Year Ended December 31,
	2013	2012	2011
	U.S. Dollars
Income (loss) before income taxes:
Israel	(2,638)	(1,299)	677
Non-Israeli	2,036	1,512	5,445

	(602)	213	6,122

Income tax expense (benefit):
Current:
Israel	121	44	45
Non-Israeli	709	398	735

	830	442	780
Deferred:
Israel	(1,287)	-	-
Non-Israeli	(152)	(232)	(36)
	(1,439)	(232)	(36)

	(609)	210	744

E.           Reconciliation of statutory tax expense to actual income tax

The following is a reconciliation of the theoretical income tax expense, assuming all income is taxed at the statutory tax rate applicable to Israeli companies, and the actual income tax expense:

	Year Ended December 31,
	2013	2012	2011
	U.S. Dollars
Income (loss) before income taxes	(602)	213	6,122

Statutory tax rate	25%	25%	24%

Theoretical income tax expense (benefit)	(151)	53	1,469

Increase (decrease) in income tax expense resulting from:

Tax expense (benefits) arising from "Approved and
Beneficiating Enterprises" and preferential tax rate in China	711	492	3,347

Change in valuation allowance(*)	586	(983)	(5,423)

Non-deductible expenses(**)	218	650	139

Differences between Israeli currency
and dollar-adjusted financial statements-net	(1,133)	160	686

Purchase price adjustment for contingent liabilities	(580)	-	-

Foreign tax rate differential	(101)	29	(11)

Other	(159)	(191)	537

Actual income tax expense (benefit)	(609)	210	744

Per share effect of the tax benefits arising from
"Approved and Beneficiating Enterprises" and
preferential tax rate in China:

Basic	$0.00	$0.02	$0.11

Diluted	$0.00	$0.02	$0.11

(*)
In 2013 an amount of $1,780 is a decrease in tax expense in respect to a change in the effective tax rate from Beneficiary enterprise and an amount of $338 is an increase in tax expense resulting from losses not available for future years. In addition, Included within the change in valuation allowance are realized benefits of operating loss carryforwards of $68, $635 and $2,007, for the years ended December 31, 2013, 2012 and 2011, respectively.

(**)	Including non-deductible share based compensation.

F.             Deferred taxes

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below:

	December 31,
	2013	2012
	U.S. Dollars
Deferred tax assets:
Allowance for doubtful accounts	96	82
Accrued warranty	109	26
Unearned revenue	151	182
Accrued expenses	303	370
Net operating losses (NOL) and tax credit carryforwards	4,398	4,258
Other temporary differences*	663	1,027

Total gross deferred tax assets	5,720	5,945
Valuation allowance	(3,609)	(5,141)

Deferred tax asset, net of valuation allowance	2,111	804

Deferred tax liability:
Property, plant and equipment	(198)	(330)

Net deferred tax assets	1,913	474

*          Other temporary differences primarily relate to research and development expenses

Deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss carryforwards and deductible temporary differences, unless it is more likely than not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

At December 31, 2013 and 2012 the Company had valuation allowance of $3,609 and $5,141 on certain of deferred tax assets. The net change in the total valuation allowance was a decrease of $1,532, $983 and $5,423 for the years ended December 31, 2013, 2012 and 2011, respectively. During the year, the Company determined that the benefits of certain Israel and foreign beginning of the year deferred tax assets were more likely than not to be realized in future years, based on consideration of business trends and forecasts.  Accordingly, the Company reversed the valuation allowances on these affiliates, in the amount of $1,344. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

As of December 31, 2013, the Company and its subsidiaries in Israel have regular NOL carryforwards aggregating approximately $65,069 that will not expire.

As of December 31, 2013, the major foreign subsidiaries have NOL carryforwards aggregating approximately $3,632, of which approximately $2,192 will expire from 2013 to 2028 and approximately $1,440 can be carried forward indefinitely.

G.            Accounting for uncertainty in income taxes

For the years ended December 31, 2013, 2012 and 2011, the Company did not have any significant unrecognized tax benefits. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.

The Company accounts for interest and penalties related to an underpayment of income taxes as a component of income tax expense. For the years ended December 31, 2013, 2012 and 2011, no interest and penalties related to income taxes have been accrued.

H.            Tax Assesments

The Company and its subsidiaries in Israel file their income tax returns in Israel while its principle foreign subsidiaries file their income tax returns in Belgium, Hong Kong, United States of America and China. The Israeli tax returns of Camtek are open to examination by the Israeli Tax Authorities for the tax years beginning in 2008, in addition, the Israeli tax returns of SELA are open to examination by the Israeli Tax Authorities for the tax years beginning in 2008, while the tax returns of its principal foreign subsidiaries remain subject to examination for the tax years beginning in 1999 in Belgium, 2007 in Hong Kong and 2010 in the United States of America.